FMC Excelsior Focus Equity ETF

FMCX

a series of Northern Lights Fund Trust IV

Supplement dated May 2, 2024

To the Prospectus of FMC Excelsior Focus Equity ETF (the “Fund”) dated June 28, 2023.

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Ryan Dofflemeyer no longer serves as a member of the Fund’s Trading Sub-Adviser team. Therefore, effective immediately, all references to Ryan Dofflemeyer are removed from the Prospectus. Himayani Puri remains the Fund’s sole portfolio manager. Rafael Zayas and Austin Wen of the Fund’s Trading Sub-Adviser implement Ms. Puri’s trading decisions.

The following disclosure replaces the section under the heading “trading sub-adviser – Managers” on page 12 of the Prospectus.

Rafael Zayas, CFA, a senior manager with the Trading Sub-Adviser and Austin Wen, a portfolio manager with the Trading Sub-Adviser, are responsible for handling implementation of the trading decisions made by Ms. Puri and her team at the Adviser.

Mr. Zayas has over 15 years of trading and portfolio management experience in global equity products and ETFs. He is Senior Vice President, Head of Portfolio Management and Trading. Previously, Mr. Zayas focused on international equities, specializing in managing and trading developed, emerging, and frontier market portfolios. Prior to joining Vident, Mr. Zayas was a Portfolio Manager at Russell Investments for over $5 billion in quantitative strategies across global markets, including emerging, developed, and frontier markets and listed alternatives. Before that, he was an equity Portfolio Manager at BNY Mellon Asset Management, where he was responsible for $150 million in internationally listed global equity ETFs and assisted in managing $3 billion of global ETF assets. Mr. Zayas holds a BS in Electrical Engineering from Cornell University. He holds the Chartered Financial Analyst designation.

Mr. Wen has over a decade of investment experience. He is a Portfolio Manager at Vident, specializing in portfolio management and trading of equity, derivative, and commodities-based portfolios, as well as risk monitoring and investment analysis. Previously, he was an analyst for Vident Financial, working on the development and review of investment solutions. He began his career as a State Examiner for the Georgia Department of Banking and Finance. Mr. Wen obtained a BA in Finance from the University of Georgia and holds the Chartered Financial Analyst designation.

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You should read this Supplement in conjunction with the Fund’s Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) dated June 28, 2023, as supplemented, which provide information that you should know about the Fund before investing. The Fund’s Prospectus, Summary Prospectus and SAI have each been filed with the Securities and Exchange Commission and are incorporated by reference. Copies of these documents may be obtained without charge by visiting www.firstmanhattan.com or by calling 1.888.530.2448.